Exhibit 10.2

                           Form of Note Endorsement

                              ENDORSEMENT TO NOTE
                              DATED JUNE 15,1999
                MADE BY NBBRE-919 THIRD AVENUE ASSOCIATES, L.P.
                                      TO
                             919 THIRD AVENUE LLC
               IN THE ORIGINAL PRINCIPAL AMOUNT OF $325,000,000

               PAY TO THE ORDER OF 919 THIRD AVENUE LLC, WITHOUT
            RECOURSE, COVENANT, REPRESENTATION OR WARRANTY, EXPRESS
            OR IMPLIED, ORAL OR WRITTEN EXCEPT AS SET FORTH IN, AND
              SUBJECT TO AND LIMITED BY THE TERMS OF THAT CERTAIN
           AGREEMENT OF PURCHASE AND SALE, DATED AS OF MAY 10, 1999,
           AS AMENDED BY LETTER AGREEMENT, DATED AS OF MAY 10, 1999,
             BY AND BETWEEN THE UNDERSIGNED AND RECKSON OPERATING
            PARTNERSHIP, L.P., PREDECESSOR-IN-INTEREST TO 919 THIRD
           AVENUE LLC, AS ASSIGNED TO 919 THIRD AVENUE LLC PURSUANT
             TO THAT CERTAIN ASSIGNMENT AND ASSUMPTION AGREEMENT,
                           DATED AS OF JUNE 15,1999

                                NBBRE-919 THIRD AVENUE ASSOCIATES, L.P.

                                By:  NBB Real Estate, Inc.
                                     its General Partner

                                     By: /s/ Ichiro Tsunada
                                        --------------------------------
                                        Name:  Ichiro Tsunada
                                        Title: President

Date: June 15, 1999